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[UBIQUITEL LOGO]



                                 COMPANY OVERVIEW

                                     August 2001



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                                 UBIQUITEL OVERVIEW





- Exclusive provider of Sprint PCS products and services in select midsize and smaller markets

     -    Reno / Tahoe / Northern California

     -    Spokane / Montana

     -    Southern Idaho / Utah / Nevada

     -    Central Valley California

     -    Southern Indiana / Kentucky

- Second largest affiliate with markets of approximately 11.1 million residents ("POPs")

-    UbiquiTel will build, own and operate a 100% digital, 100% PCS network

-    Type II affiliate with 30 MHz of spectrum

     -    Conversion of Central Valley, CA to type II (July 2001)


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ACQUISITION OF VIA WIRELESS

-    3.4 million contiguous POPS

-    16.4 million shares

-    Assumption of $75 million debt

-    Sale of spectrum implies net debt of $25 million

-    Net price $147 million

-    Enterprise value $43 per POP


                                       2

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UBIQUITEL IS UNIQUE

-    Experienced management team

-    Attractive markets

-    Focused operating strategy


                                       3

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                         STRONG & EXPERIENCED MANAGEMENT



                                              Years of
                                              Relevant           Prior
Name                        Position         Experience         Companies
----                        --------         ----------         ---------
Donald A. Harris      President and CEO         26           Comcast Cellular
                                                             PacTel

Dean Russell          COO                       26           Comcast Cellular

Jim Volk              CFO                       15           Comcast Cellular,
                                                             Deloitte & Touche

Andrew Buffmire       VP, Corporate             20+          Sprint PCS
                      Development

Tayo Ogundipe         VP, Finance               12           SBC Wireless
                                                             Comcast Cellular
                                                             Arthur Anderson

Patricia Knese        Secretary, VP and         20           Aetna U.S Healthcare
                      General Counsel                        IntelliHealth, Inc.
                                                             Morgan, Lewis &
                                                             Bockius, LLP



                                       4

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EXPERIENCED SENIOR EXECUTIVES


                                              Years of
                                              Relevant           Prior
Name                        Position         Experience         Companies
----                        --------         ----------         ---------
Mark DeCaro           VP, Planning               20+         Comcast Cellular

Debra Gerstenberg     VP, Human Resources        15+         Comcast Cellular

David Zylka           VP, Engineering             9          Frontier Cellular
                                                             Comcast Cellular

John Little           VP, Operations             27          Pharmagraphics,
                                                             Tenneco

John Schoell          Director, Engineering      14          SGS-Thompson
                                                             Microelectronics
                                                             Comcast Cellular

Robert Laabs          General Manager            12          Sprint PCS
                      Washington/Montana/
                      Northern Idaho

Paul Judge            General Manager            13          The Walter Group, Inc.
                      Southern Idaho/Utah

Dow Costa             General Manager            14          IPCS, Sprint PCS
                      Northern California/
                      Nevada

Joseph Dubyel         General Manager            24          US Army
                      Indiana/Kentucky


                                       5

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MARKETS -- 8.4 MILLION WESTERN POPS





             [Map showing UbiquiTel and VIA Wireless Western markets]




- UbiquiTel POPs
- VIA Wireless POPs








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MARKETS -- 2.7 MILLION MIDWEST POPS






                    [Map showing UbiquiTel Midwest markets]








                                       7

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FOCUSED OPERATING STRATEGY

[GRAPHIC]

System Design - >         System Construction - >

System Operation - >      Marketing - >            Administration - >

Customer - >



[LUCENT LOGO]
[UBIQUITEL LOGO]
[SPRINT LOGO]
[LCC LOGO]
[SPECTRASITE LOGO]


                                       8

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LOCAL CUSTOMER SERVICE INITIATIVES

-    Team Incentive Program (TIP) for all employees emphasis on net gains

-    UbiquiTel - customer management initiatives

     -    Follow-up of customer log

     -    Customer contact programs

-    Direct local customers to UbiquiTel stores

- Intensify customer focus by directing certain customer service issues to UbiquiTel stores via Sprint PCS's customer service


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BUILD-OUT PLAN


                                  CUMULATIVE CELL SITES

   MARKET                      2Q '01          3Q `01              4Q `01
------------------------       ------          ------              -------
RENO/TAHOE/
N. CALIFORNIA                   109             133                 140
VIA                             N/A             184                 184
SPOKANE/MONTANA                 101             114                 116
SOUTHERN IDAHO/ UTAH/NEVADA     120             143                 145
SOUTHERN INDIANA/
KENTUCKY                        120             160                 169

    TOTAL                       450             734                 754


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BUILD-OUT PLAN


                                         COVERED POPS

     MARKET                              2Q `01        3Q `01       4Q `01
-------------------------------        ---------    ---------       ---------
RENO/TAHOE/
N. CALIFORNIA                          1,416,000    1,517,000       1,550,000
VIA                                          N/A    2,500,000       2,500,000
SPOKANE/MONTANA                          627,000      640,000         640,000
SOUTHERN IDAHO/
UTAH/NEVADA                              608,000      850,000         850,000
SOUTHERN INDIANA/ KENTUCKY               646,000    1,445,000       1,490,000

       TOTAL                           3,297,000    6,955,000       7,030,000


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CUMULATIVE SOURCES AND USES THROUGH 2003

($ in millions)


               Sources                                              Uses - 2003
Initial Investors             $24.0                       Cash On Hand            $50.0
                                                          Fees & Expenses         $27.1
Initial Public Offering      $106.2                       Repay Existing Debt     $33.0
DLJ Merchant Banking          $25.0                       Acquisition Of Spokane  $35.0
Preferred Investment                                      Working Capital And
Senior Subordinated          $152.3                       Operating Losses       $179.9
Discount Notes                                            Capital Expenditures   $282.5
Senior Credit Facility       $300.0
Total                        $607.5                       Total                  $607.5



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SUMMARY OF CASH FLOW FORECAST


                                                           $'000S
                           ------------------------------------------------------------------
                            2001 (1)       2002           2003          2004         2005(2)
                           -----------   ---------     ---------      --------     ----------
Beginning cash balance      252,709       111,709        52,109        50,109        59,209
Term A drawdown              60,000        30,000             0        (7,500)      (13,750)
Term B drawdown              50,000             0             0             0             0
Revolver                          0             0        55,000             0       (55,000)
EBITDA                      (65,000)      (36,000)       28,000        96,500       158,105
Net Interest Payment        (20,000)      (23,400)      (29,500)      (27,900)      (57,500)
Working Capital              (7,000)        3,000       (20,300)      (11,000)      (10,000)
Capex                      (124,000)      (33,200)      (35,200)      (41,000)      (42,000)
ViA Transaction Cost        (10,000)            0             0
VIA Loan                    (25,000)            0             0             0             0
                           -----------   ---------     ---------      --------     ----------
Ending cash balance         111,709        52,109        50,109        59,209        39,064
                           ===========   =========     =========      ========     ==========


(1) Assumes cash proceed from sale of non-producing assets at ViA (Spectrum, Towers etc) approximates the debt repayment at close
(2) Includes 9 1/2 months of cash interest payment on the High Yield in 2005

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ACHIEVABLE OPERATIONAL TARGETS


TARGETS                        2000     2001*      2002       2004        2007
----------------------------   -----    ------     ------     -----       -----
Total Wireless Penetration     39.4%     49.3%      57.8%     69.5%       78.5%

UbiquiTel Markets              28.0%     37.0%      46.0%     60.0%       76.0%
Penetration

UbiquiTel Penetration           0.2%      1.4%       2.7%      5.6%        8.9%

UbiquiTel Share of Net          2.1%     10.2%      14.3%     19.2%       19.6%
Additions

Subscribers                   16,000   158,000    304,000   656,940   1,087,000



*2001 assumes 5 months of VIA operations under UbiquiTel.


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YIELD SUPERIOR CASH FLOW


                             2000     2001*    2002     2004     2007
                             ----     -----   -----   ------    -----

RESULTS:

ARPU (MRC & Usage $ per       $60      $55     $55     $55       $55
month)

ARPU ($ per month)            $90      $66     $64     $64       $61

Net Service Revenue            $9      $68    $190    $430      $723
($ in millions)

EBITDA                        (14)    (64)     (37)     96       290

EBITDA Margin                  --      --       --      22%       40%

*2001 assumes 5 months of VIA operations under UbiquiTel.


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UBIQUITEL IS UNIQUE
-        Experienced management team
-        Attractive markets
-        Focused operating strategy


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